Exhibit 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002



     In connection with the Annual Report on Form 10-K (the "Report") of Rich Holdings Group, Inc. (the "Company") for the year ended December 31, 2003, each of the undersigned, John R. Rice III, the President of the Company, and John F. Beasty, the Treasure of the Company, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

     (1) the Report fully complies with the requirements of Section 12)a) or 15(d) of the Securities Exchange act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.



Dated:  April 26, 2004                      /s/  John R. Rice III
                                            -----------------------------------
                                                 John R. Rice III
                                                 President


Dated: April 26, 2004                       /s/  John F. Beasty
                                            -----------------------------------
                                                 John F. Beasty
                                                 Treasurer